LVIP SSGA Short-Term Bond Index Fund Supplement Dated May 1, 2018 to the Summary Prospectus Dated May 1, 2018

This Supplement updates certain information in the Summary Prospectus for the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective May 1, 2018.

I.	The following replaces the first sentence under Principal Investment Strategies on page 2:

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index* (the “Index”) or in securities that the sub-adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

II.	The following footnote is added after the last paragraph under Principal Investment Strategies on page 2:

*	BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays is affiliated with the Fund, and neither approves, endorses, reviews or recommends the Fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index, and neither shall be liable in any way to the Lincoln Variable Insurance Products Trust, investors in the Fund or other third parties in respect of the use or accuracy of the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index or any data included therein.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS AND OTHER

IMPORTANT RECORDS